UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2007

DEERFIELD TRIARC CAPITAL CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 NORTH RIVER ROAD, ROSEMONT, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Deerfield Triarc Capital Corp. ("Registrant") on April 20, 2007 (the "Original Report") filing a transcript of Registrant's Investor Conference Call of April 20, 2007, which transcript referenced a slide presentation posted on Registrant's website, www.deerfieldtriarc.com (the information on the website is not incorporated by reference into this Current Report on Form 8-K/A). Registrant determined that the disclosure in the Original Report should have been furnished pursuant to Item 7.01 of Form 8-K rather than filed pursuant to Item 8.01 of Form 8-K. Consequently, pursuant to this Current Report, Registrant hereby amends the Original Report to report the disclosure in the Original Report pursuant to Item 7.01 - Regulation FD Disclosure rather than Item 8.01 - Other Events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD TRIARC CAPITAL CORP.

August 8, 2007	By:	FREDERICK L. WHITE

Name: FREDERICK L. WHITE
Title: SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY